UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2008 (September 30, 2008)

Connecticut Water Service, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

860-669-8630
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Investor Presentation

From time to time, members of the Company’s senior management present information about the Company to investors.  On September 30, 2008, presentations were made to investors in Philadelphia, P.A.  Such material may be presented to investors in the future.

A Copy of the Company’s investor presentation dated September 30, 2008 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Second Quarter 2008 Report to Shareholders

In September 2008, Connecticut Water Service, Inc. (the “Company”) mailed its second quarter 2008 report to shareholders.  Copies of the Company’s quarterly reports to shareholders may be obtained at the Company’s website, under the tab entitled “Investor Info” – “Quarterly Reports to Shareholders”.

A copy of the Company’s second quarter 2008 report to shareholders is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01                      Exhibits

The following is filed herewith as exhibits:

(c)	Exhibits

99.1	Company investor presentation, dated September 30, 2008.
99.2	Company second quarter 2008 report to shareholders, dated September 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: October 1, 2008	By: /s/ David C. Benoit David C. Benoit Vice President, Finance and CFO